Goldman Sachs Funds

================================================================================
EMERGING MARKETS EQUITY FUND                  Annual Report   January 31, 1998
================================================================================


                                              Long-term capital growth potential
                                              through a diversified portfolio
                                              of emerging markets stocks.


                                                                         [LOGO]
                                                                         Goldman
                                                                         Sachs

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND


Fund Basics
as of January 31, 1998



                             Assets Under Management
                             -----------------------
                                  $36.9 Million
                             -----------------------


                               Number of Holdings
                             -----------------------
                                       99
                             -----------------------


                                 NASDAQ SYMBOLS

                                 Class A Shares
                             -----------------------
                                      GEMAX
                             -----------------------


                                 Class B Shares
                             -----------------------
                                      GEKBX
                             -----------------------


                                 Class C Shares
                             -----------------------
                                      GEMCX
                             -----------------------


                              Institutional Shares
                             -----------------------
                                      GEMIX
                             -----------------------


                                 Service Shares
                             -----------------------
                                      GEMSX
                             -----------------------


================================================================================
PERFORMANCE REVIEW
================================================================================

December 15, 1997-         Fund Total Return         MSCI EMF (Partial Domestic)
January 31, 1998           (based on NAV)(1)               MSCI EMF Index(2)
--------------------------------------------------------------------------------
Class A                          -3.10%                        -2.12%
Class B                          -3.10%                        -2.12%
Class C                          -3.00%                        -2.12%
Institutional                    -3.00%                        -2.12%
Service                          -3.10%                        -2.12%
--------------------------------------------------------------------------------

(1) The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares.

(2) The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index (with dividends reinvested) is a market capitalization-weighted composite of securities in over 30 emerging market countries, including Argentina, Botswana, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hong Kong, Hungary, India, Israel, Jordan, Kenya, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. Investors cannot directly invest in the Index. The Index figures do not reflect any fees or expenses.


================================================================================
SEC CUMULATIVE TOTAL RETURN(3)
================================================================================

For the period
ending 12/31/97         Class A    Class B     Class C  Institutional  Service
--------------------------------------------------------------------------------
Since Inception         -3.21%     -2.60%       1.40%       2.30%       2.40%
(12/15/97)
--------------------------------------------------------------------------------

(3) The SEC Cumulative Total Return is determined by computing the percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). The public offering price of the Class A shares on 1/31/98 was $10.25 and represents the NAV plus the maximum sales charge of 5.5%.


=======================================================================================
TOP 10 HOLDINGS AS OF 1/31/98
=======================================================================================
                                     Percentage of
Company Holding                     Total Net Assets   Line of Business
---------------------------------------------------------------------------------------
ITC Limited                               3.3%         Consumer Goods and Services
Telebras ADR                              3.2%         Telecommunications
South African Breweries                   2.4%         Consumer Goods and Services
Mahanagar Telephone                       2.3%         Telecommunications
Liberty Life Association of Africa        2.1%         Insurance and Financial Services
ABSA Group Limited                        1.6%         Insurance and Financial Services
CIFRA S.A. De C.V.                        1.6%         Consumer Goods and Services
Lukoil Holding-ADR                        1.5%         Energy Sources
Ranbaxy Laboratories                      1.5%         Consumer Goods and Services
CIA Tele. de Venezuela                    1.4%         Telecommunications
---------------------------------------------------------------------------------------

     The top 10 holdings may not be representative of the Fund's future investments.

     Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND


Market Overview


Dear Shareholder,

On behalf of Goldman Sachs, it is a pleasure to welcome you as a shareholder in the Goldman Sachs Emerging Markets Equity Fund. This annual report covers the brief period from December 15, 1997, when the Fund began operations, through January 31, 1998.


     o The Emerging Markets: The Impact of Asia's Market Downturn Was Widespread -- The decision by Thai authorities to allow their currency to float freely against the U.S. dollar on July 2, 1997, set in motion a series of events that sent Asia's emerging market countries into a tailspin. The Philippines, Malaysia and Indonesia --countries that, like Thailand, albeit to a lesser extent, had pursued overly aggressive investment policies --were most affected.

               The strength and breadth of Asia's financial crisis powerfully impacted the equity markets of many non-Asian emerging countries. Latin America's equity markets sold off sharply, effectively slowing what had been that region's strongest economic performance since 1982. Most affected were those countries with overvalued exchange rates and large external financing needs, such as Brazil. Eastern European countries reacted as dramatically. Russia's markets were temporarily closed as public concern caused steep declines. Currencies in Eastern and Central Europe lost value against the dollar, amid speculation that Poland, Hungary and the Czech Republic might follow the path of Southeast Asian countries -- situations that did not occur. Markets in Africa and the Mediterranean region behaved more defensively, with Turkey even appreciating in the fourth quarter in anticipation of an economic reform package.

     o Outlook: A Waiting Game -- Going forward, it is necessary to place the current turmoil in Asia into perspective. While emerging markets will at times experience a higher level of volatility than more mature economies, they also stand to benefit from significant long-term growth potential as economies and markets develop. Additionally, we believe the currency delinkings in Asia are likely to mark the beginning of a new, healthier stage in the region's economic development. A currency system that floats freely should stimulate better economic management in the region. However, the adjustment process for these economies will be marked by volatility, and could be lengthy, depending on the appropriateness of policy responses. The health of emerging market economies outside Asia depends to a great extent on what happens in Asia --and it may take until mid-year to determine the exact nature of this impact. However, there are positive early indications -- such as the fact that Mexico expects to see a level of foreign investment in 1998 equivalent to that of 1997 --that the Asian crisis will not be as detrimental to the health of world emerging market economies as initially feared.

               We encourage you to maintain your diversified, long-term investment program, and look forward to serving your investment needs in the years ahead.

          Sincerely,


          /s/ David B. Ford                       /s/ John P. McNulty

          David B. Ford                           John P. McNulty
          Co-Head, Goldman Sachs                  Co-Head, Goldman Sachs
          Asset Management International          Asset Management International

          February 27, 1998

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND


Performance Overview


Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Emerging Markets Equity Fund for the period since the Fund's inception on December 15, 1997, through January 31, 1998.


     Performance Review: Short Performance Record Reflects
     Asian Market Downturn

     Asian markets in general fared poorly over the short time period covered by this report, a circumstance that is reflected in the Fund's performance. From the Fund's inception on December 15, 1997 through January 31, 1998, the Fund's Class A shares generated a total return of -3.10%, compared to a -2.12% return for the Fund's benchmark, the MSCI Emerging Markets Free Index. The Fund's underperformance compared to its benchmark is attributable to a large initial cash position held by the Fund (see "Regional Allocations"). As a result, the Fund was not able to participate in a market rally that occurred in the final weeks of December.


     Regional Allocations

     At the time of its inception, the Fund held a substantial cash position that was significantly reduced as the period progressed and positions were initiated. As of January 31, 1998, the portfolio was significantly overweighted in the Eastern Europe, Middle East and Africa (EMEA) regions, and underweighted in both Latin America and Asia.


     Portfolio Highlights

     o Compania Anonima de Telefonos de Venezuela (CANTV) -- CANTV is the largest telecommunications company in Venezuela and holds an exclusive concession to provide fixed local, domestic and international long-distance services throughout the country until October 2000. The company was privatized in 1991. We believe that the company's potential lies on three fronts: increasing demand for telecom services as the Venezuelan economy recovers, cost cutting primarily from headcount reduction and revenue enhancement from tariff rebalancing.

     o Liberty Life Association of Africa -- Liberty Life provides life insurance and pension plans to customers throughout South Africa. The company also provides construction, development, management and ownership of fixed property and a range of investment and fund management services. The company has good sales growth prospects due to a newly introduced laptop-based sales platform, and stands to benefit from ongoing corporate restructuring.

     o Lukoil Holding -- The second largest oil producer in Russia, Lukoil is a prospector, extractor, transporter, refiner and provider of oil and gas, mainly from Western Siberia. The company also manufactures petrochemicals, fuels and other petroleum products, and operates two refineries, 162 oil and gas fields, and 800 filling stations.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND


INVESTMENT
PROCESS OVERVIEW

The investment process for
the Goldman Sachs Emerging
Markets Fund combines both
qualitative and quantitative
analysis, with an emphasis
on portfolio manager input.


   ==================
    Asset Allocation
        Committee
   ==================
  o Proprietary
    Quantitative Model

  o Portfolio
    Manager Views

           \/

   ==================
   Country Allocation
   ==================


     Company Visits
     --------------
    Internal Research
    -----------------
   Return Expectations

            \/

   ==================
     Stock Selection
   ==================


   ==================
        Portfolio
      Construction
   ==================
   o Stock & Industry
     Views Relative
     to Benchmark

            \/

   ==================
    Portfolio Review
       & Analysis
   ==================
   o Performance
     Measurement
     & Attribution
   o BARRA
   o Risk Analysis


     o Mahanagar Telephone Nigam Ltd (MTNL) -- MTNL is the primary provider of fixed line telephone services in the two most important cities in India, Delhi and Bombay. While a second private operator has been licensed in each of these areas, these operators are burdened by very high license fees, and start-up has been slow. MTNL stands to benefit from the growth of telephone lines in India as a result of economic growth in the country.

     o Ranbaxy Laboratories -- Ranbaxy is the largest pharmaceutical company in India. In addition to a strong presence in the Indian formulations market, Ranbaxy has aggressively pursued a strategy to tap the global generics market. The company recently received approval from the FDA for two drugs, Ranitidine and Cephaclor; Cephaclor has already been launched in the United States and there are plans to launch Ranitidine in March 1998.

     o South African Breweries -- South African Breweries is the dominant brewer in South Africa. Company shares are local shares quoted on the Johannesburg stock exchange. The company is expanding successfully in other emerging markets in Africa and Eastern Europe.

     o Telecomunicacoes Brasileiras (Telebras) -- Telebras is a holding company that has the monopoly to provide telecommunication services in Brazil. It is the largest telecom company in Latin America and is scheduled to be privatized by mid-1998. Telebras offers significant growth prospects as there is huge pent-up demand for telephone services in Brazil as well as substantial cost-cutting potential following privatization.


     Portfolio Outlook

     Investor sentiment toward Asia turned positive in January as the IMF programs in Indonesia and South Korea appeared to be helping to stabilize currencies in the region. The real economies in Asia, however, are likely to enter a period of slow to negative growth with a number of corporate bankruptcies and increasing unemployment. On a selective basis, the recent turmoil has created investment opportunities, but volatility in the equity markets is likely to remain high.

     We thank you for your investment and look forward to your continued confidence.

     Sincerely,


     /s/ Warwick M. Negus                        /s/ Robert A. Beckwitt

     Warwick M. Negus                            Robert A. Beckwitt
     Portfolio Manager,                          Portfolio Manager,
     Goldman Sachs                               Goldman Sachs
     Emerging Markets Equity Fund                Emerging Markets Equity Fund

     February 27, 1998

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND


Emerging Markets Offer Long-Term Rewards



For investors willing to
assume the sometimes
significant price fluctuations
associated with emerging
market investments,
the long-term rewards
may be higher returns and
lower portfolio volatility.


     Two compelling reasons for investors to consider allocating a portion of their portfolios to emerging market countries are the potential for higher returns and reduced overall portfolio volatility.


     Diversification Can Reduce Portfolio Volatility

     Emerging market countries have widely varying economies, growth rates and stages of development. As a result, stock markets in emerging market countries generally do not move in tandem with markets in developed countries. Diversifying among markets can help to reduce the impact a downturn in any one market may have on a portfolio. Over time, this can lead to lower overall portfolio volatility.

     The chart below illustrates the low correlation that stock markets in emerging market countries have had to market performances in the United States over the past 10 years.


     ---------------------------------------------------------------------------
     Performance of Emerging vs. U.S. Equity Markets
     (MSCI EMF Index vs. S&P 500 Index)
     (Rolling 10-Year Cumulative Returns)

                      [TABLE ILLUSTRATED BY A BAR CHART]

                1988            1989            1990            1991            1992
MSCI EMF        34.87%          114.70%         85.16%          188.79%         214.92%
S&P 500         16.61%          53.56%          48.80%          94.14%          108.94%


                1993            1994            1995            1996            1997
MSCI EMF        439.34%         392.58%         358.39%         376.36%         312.53%
S&P 500         130.00%         133.03%         220.61%         294.22%         425.73%


     Source: Morgan Stanley Capital International (MSCI) Emerging Markets Free
     (EMF) Index and the S&P 500 Index. The MSCI EMF Index is a market capitalization-weighted composite of securities in over 30 emerging market countries. The MSCI EMF Index and the S&P 500 Index are unmanaged indices and the figures for the Indices do not reflect any fees or expenses. In addition, investors cannot invest directly in the indices. The chart is for illustrative purposes only and is not representative of any Goldman Sachs fund. Past performance is not indicative of future results.


     Emerging Country Markets Offer Greater Return Potential

     Historically, emerging market countries have been among the fastest growing in the world. On average, the rate of economic growth in emerging market countries -- at 6% to 8% -- is four to five percentage points greater than the growth rates of developed countries. This can lead to greater corporate profitability and potentially greater market returns over time.


     For More Information

     A mutual fund composed of emerging market stocks is one of the best ways for investors to access the benefits associated with emerging country investing. Goldman Sachs Asset Management offers a variety of funds that invest in emerging market countries. For more information on these and other Goldman Sachs Funds, contact your investment professional.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Performance Summary
January 31, 1998
 The following graph shows the value as of January 31, 1998, of a $10,000 in-vestment made (with the maximum sales charge of 5.5% for Class A and redemp-tion charges of 5.0% and 1.0% for Class B and Class C, respectively) on December 15, 1997. For comparative purposes, the performance of the Fund's benchmark (Morgan Stanley Emerging Markets Free Index ("MSCI EMF")) is shown. All performance data shown represents past performance and should not be con-sidered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

 EMERGING MARKETS EQUITY FUND'S LIFETIME PERFORMANCE

 GROWTH OF A $10,000 INVESTMENT, DISTRIBUTIONS REINVESTED DECEMBER 15, 1997 TO JANUARY 31, 1998.

                             [GRAPH APPEARS HERE]


                              Morgan Stanley EMF Index  Class A Fund  Class B Fund  Class C Fund  Institutional Class  Service Class
12/15/1997                           10000                  9500         10000         10000           10000              10000
JAN                                   9788                  9159          9205          9603            9700               9690



                            SINCE INCEPTION
  AGGREGATE TOTAL RETURN THROUGH JANUARY 31, 1998
  CLASS A (COMMENCED DE-
  CEMBER 15, 1997)
  Excluding sales charges            -3.10%
  Including sales charges            -8.41%
 --------------------------------------------------
  CLASS B (COMMENCED DE-
  CEMBER 15, 1997)
  Excluding redemption
  charges                            -3.10%
  Including redemption
  charges                            -7.95%
 --------------------------------------------------
  CLASS C (COMMENCED DE-
  CEMBER 15, 1997)
  Excluding redemption
  charges                            -3.00%
  Including redemption
  charges                            -3.97%
 --------------------------------------------------
  INSTITUTIONAL CLASS
  (COMMENCED DECEMBER 15,
  1997)                              -3.00%
 --------------------------------------------------
  SERVICE CLASS (COMMENCED
  DECEMBER 15, 1997)                 -3.10%
 --------------------------------------------------

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Statement of Investments
January 31, 1998

  SHARES     DESCRIPTION                                                VALUE

 COMMON STOCKS - 79.7%
  ARGENTINIAN PESO - 3.4%
  8,338      Banco de Galicia ADR (Financial Services)              $  182,904
  5,300      Cresud S.A. ADR* (Natural Resources)                       96,063
  3,500      Irsa GDR (Real Estate)                                    111,781
  7,700      Telefonica de Argentina ADR (Telecommunications)          266,613
  13,600     YPF Sociedad Anonima ADR
             (Energy Source)                                           414,028
  26,900     Perez Companc SA (Diversified)                            176,810
                           ---------------------------------------------------
                                                                     1,248,199
 -----------------------------------------------------------------------------
  BRAZILIAN REAL - 11.5%
  2,900      Brasil Distr Pao Acu ADR (Consumer Goods)                  51,642
  5,062,000  Cemig Cia Energy Mg (Utility)                             199,890
  54,000     Cia Cerve Brahma (Consumer Goods)                          37,023
  82,118,200 Cia Energet Ceara (Utility)                               246,361
  121,330    Cia Riogrand Telecommunications (Telecommunications)      125,857
  14,900     Cia Vale Rio Doce (Diversified)                           279,069
  10,600     Cia Vale Do Rio Doce ADR* (Mining)                        206,700
  10,300     Companhia Cervejaria Brah ADR* (Consumer Goods)           143,556
  5,300      Companhia Energetica de Minas Gerais ADR* (Utility)       208,025
  23,580,000 Copel Parana Energy (Utility)                             285,328
  4,940,000  Electrobras Centr (Utility)                               222,126
  1,710,000  Petrol Brasileiros (Energy Source)                        365,417
  10,500     Telebras ADR (Telecommunications)                       1,165,500
  1,660,000  Telesp Tel Sao Pau (Telecommunications)                   480,382
  8,100      Unibanco GDR* (Bank)                                      243,000
                           ---------------------------------------------------
                                                                     4,259,876
 -----------------------------------------------------------------------------
  CHILEAN PESO - 3.5%
  8,900      Banco de A. Edwards ADR (Financial Services)              134,121
  7,500      Cia Telecom de Chile ADR (Telecommunications)             180,469
  18,100     CN Quinenco S.A. ADR* (Diversified)                       176,430
  11,400     Distribucion Y Servicio ADR* (Consumer Goods)             179,550
  11,800     Embotelladora Andina ADR* (Consumer Goods)                208,030
  11,400     Empresa Nacional de Electric ADR (Utility)                192,375
  7,700      Enersis S.A ADR (Utility)                                 203,569
                           ---------------------------------------------------
                                                                     1,274,544
 -----------------------------------------------------------------------------
  COLOMBIAN PESO - 0.7%
  16,300     Banco Industrial Colombiano ADR* (Bank)                   198,656
  5,600      Cementos Diamante GDR* (Construction)                      60,834
                           ---------------------------------------------------
                                                                       259,490
 -----------------------------------------------------------------------------

  SHARES     DESCRIPTION                                              VALUE

 COMMON STOCKS - (CONTINUED)
  GREEK DRACHMA - 1.2%
  6,770      Attica Enterprises (Transportation)                  $   84,922
  3,435      Hellenic Bottling (Consumer Goods)                       89,787
  8,940      Ote Greek Telecom (Telecommunications)                  164,671
  2,709      Titan Cement Co (Construction Materials)                120,429
                           -------------------------------------------------
                                                                     459,809
 ---------------------------------------------------------------------------
  HONG KONG DOLLAR - 0.9%
  471,000    Beijing Datang Power (Utility)                          223,720
  653,000    Zhejiang Expressway (Construction)                       91,996
                           -------------------------------------------------
                                                                     315,716
 ---------------------------------------------------------------------------
  HUNGARIAN FORINT - 2.5%
  4,809      Gedeon Richter Ltd. ADR (Consumer Goods)*               462,866
  19,643     Magyar Olaj Es Gaz ADR (Energy Source)                  476,343
                           -------------------------------------------------
                                                                     939,209
 ---------------------------------------------------------------------------
  INDIAN RUPEE - 8.6%
  61,400     ITC Ltd. ADR (Consumer Goods)                         1,214,306
  56,400     Mahanagar Telephone Ni ADR (Telecommunications)         849,525
  23,900     Ranbaxy Labs ADR (Pharmaceuticals)                      564,638
  34,400     St Bank India GDR (Bank)                                533,200
                           -------------------------------------------------
                                                                   3,161,669
 ---------------------------------------------------------------------------
  INDONESIAN RUPIAH - 0.9%
  208,000    Daya Guna Samudera (Consumer Goods)                     123,349
  374,000    H M Sampoerna (Consumer Goods)                          163,516
  122,000    Telekomunikasi Ind (Telecommunications)                  48,800
                           -------------------------------------------------
                                                                     335,665
 ---------------------------------------------------------------------------
  ISRAELI SHEKEL - 4.2%
  2,110      Eci Telecom Ltd. ADR* (Technology)                       52,750
  557        First International Bank (Financial Services)           386,608
  180,077    ICL Israel Chemicals (Cyclical)                         206,065
  14,979     Makteshim Chemical Works (Cyclical)                      96,521
  6,716      Nice Systems Ltd. ADR (Technology)                      251,850
  129,996    Super Sol (Consumer Goods)                              360,338
  3,940      Teva Pharmaceutical Industries Ltd. ADR* (Consumer
             Goods)                                                  180,994
                           -------------------------------------------------
                                                                   1,535,126
 ---------------------------------------------------------------------------
  MALAYSIAN RINGGIT - 1.1%
  34,000     Rothmans Pall Mall (Consumer Goods)                     268,847
  71,000     Tenaga Nasional (Utility)                               119,881
                           -------------------------------------------------
                                                                     388,728
 ---------------------------------------------------------------------------

6  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

  SHARES     DESCRIPTION                                               VALUE

 COMMON STOCKS - (CONTINUED)
  MEXICAN PESO - 13.0%
  21,700     Alfa S.A. (Diversified)                               $  115,521
  80,800     Cemex S.A. (Construction)                                348,073
  330,400    Cifra Sa de Cv (Other)                                   559,196
  25,025     Cifra Sa de Cv Series V (Other)                           45,532
  14,600     Empresas Ica S.A. ADR (Construction)                     198,813
  38,800     Fomento Econ Mexic (Consumer Goods)                      250,273
  76,500     Groupo Carso (Diversified)                               448,985
  129,200    Groupo Fin Banamex Ac (Financial Services)               346,931
  561,900    Groupo Fin Bancomer (Financial Services)                 300,460
  46,000     Grupo Modelo Sa De (Consumer Goods)                      375,631
  13,900     Grupo Televisa S.A. ADR* (Media)                         447,053
  8,500      Industrias Bachoco S.A. ADR* (Consumer Goods)            140,565
  98,800     Kimberly Clark Mexico (Consumer Staples)                 427,218
  8,000      Panamerican Beverages, Inc. ADR (Consumer Goods)         260,111
  11,200     Telefonos de Mexico ADR (Telecommunications)             551,598
                           --------------------------------------------------
                                                                    4,815,960
 ----------------------------------------------------------------------------
  NEW TAIWAN DOLLAR - 1.5%
  112,000    Siliconware Precis (Technology)                          271,765
  77,000     Taiwan Semiconductor (Technology)                        266,103
                           --------------------------------------------------
                                                                      537,868
 ----------------------------------------------------------------------------
  PERUVIAN NEW SOL - 0.4%
  2,300      Creditcorp. Ltd. ADR* (Bank)                              39,963
  5,900      Telefonica de Peru ADR (Telecommunications)              115,788
                           --------------------------------------------------
                                                                      155,751
 ----------------------------------------------------------------------------
  PHILIPPINE PESO - 2.1%
  688,000    Ayala Land Inc. (Real Estate)                            240,000
  79,000     Manila Electric Co. (Utility)                            248,023
  12,000     Philippine Long Distance (Telecommunications)            291,628
                           --------------------------------------------------
                                                                      779,651
 ----------------------------------------------------------------------------
  POLISH ZLOTY - 0.5%
  5,788      Government of Poland NIF Privatization Certificates
             (Government)                                             190,948
 ----------------------------------------------------------------------------

  SHARES     DESCRIPTION                                               VALUE

 COMMON STOCKS - (CONTINUED)
  RUSSIAN RUBLES - 3.5%
  8,817      Ao Mosenergo ADR (Utility)                           $   257,897
  8,634      Lukoil Co. ADR (Energy Source)                           552,576
  24,217     Unified Energy Systems Russia ADR (Utility)              480,556
                           --------------------------------------------------
                                                                    1,291,029
 ----------------------------------------------------------------------------
  SOUTH AFRICAN RAND - 13.9%
  82,705     Absa Group Ltd. (Financial Services)                     586,145
  11,803     Anglo American Industrial Corp. (Diversified)            280,586
  35,200     Barlow Ltd. (Construction)                               320,745
  22,496     De Beers Centenary (Cyclical)                            489,232
  49,000     First National Bank (Bank)                               466,336
  29,600     Liberty Life Association of Africa (Financial
             Services)                                                781,581
  287,881    Premier Group (Consumer Goods)                           314,783
  65,484     Rembrandt Group (Consumer Goods)                         496,583
  55,758     Sasol (Cyclical)                                         508,071
  33,805     South African Breweries (Consumer Goods)                 891,245
                           --------------------------------------------------
                                                                    5,135,307
 ----------------------------------------------------------------------------
  THAILAND BAHT - 1.2%
  272,000    Bangkok Expressway (Construction)                        207,545
  19,400     PTT Exploration & Production (Energy Source)             223,606
                           --------------------------------------------------
                                                                      431,151
 ----------------------------------------------------------------------------
  TURKISH LIRA - 3.7%
  3,860,878  Adana Cimento (Construction)                             308,906
  3,651,937  Akbank (Bank)                                            296,362
  320,778    Migros (Consumer Goods)                                  289,650
  804,803    Netas (Technology)                                       279,644
  5,536,000  Yapi Kredi Bankasi (Bank)                                199,952
                           --------------------------------------------------
                                                                    1,374,514
 ----------------------------------------------------------------------------
  VENEZUELAN BOLIVAR - 1.5%
  15,300     Cia Anonima Telefonos de Venezuela ADR
             (Telecommunications)                                     562,418
 ----------------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (COST $30,308,248)                                              $29,452,628
 ----------------------------------------------------------------------------
  SHORT-TERM OBLIGATIONS - 15.5%
  $5,726,614 State Street Bank & Trust Euro-Time Deposit 5.56%,
             02/02/98                                             $ 5,726,614
 ----------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATIONS
  (COST $5,726,614)                                               $ 5,726,614
 ----------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $36,034,862) (A)                                          $35,179,242
 ----------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.     7

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Statement of Investments
January 31, 1998

 -----------------------------
  FEDERAL INCOME
  TAX
  Gross
  unrealized gain
  for investments
  in which
  value exceeds
  cost            $   790,909
  Gross
  unrealized loss
  for investments
  in which
  cost exceeds
  value            (1,649,829)
 -----------------------------
  Net unrealized
  loss            $  (858,920)
 -----------------------------

 * Non-income producing security.

 (a) The aggregate cost for federal income tax purposes is $36,038,162.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

  COMMON STOCK INDUSTRY CONCENTRATIONS

  Banking              5.3%
  Construction         4.5
  Consumer Goods      18.8
  Cyclicals            3.5
  Diversified          4.6
  Energy Sources       5.5
  Financial Services   7.4
  Government           0.5
  Media                1.2
  Natural Resources    0.3
  Others               1.6
  Pharmaceuticals      1.5
  Real Estate          1.0
  Technology           3.0
  Telecommunications  13.0
  Transportation       0.2
  Utilities            7.8
 --------------------------
  TOTAL COMMON STOCK  79.7%
 --------------------------

8  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Statement of Assets and Liabilities
January 31, 1998

 ASSETS:

  Investment in securities, at value
  (identified cost $36,034,862)                                    $35,179,242
  Cash                                                               1,504,468
  Receivables:
  Fund shares sold                                                   3,021,558
  Dividends and interest                                                10,915
  Deferred organization expenses, net                                   48,685
  Other assets                                                          71,870
 ------------------------------------------------------------------------------
  TOTAL ASSETS                                                      39,836,738
 ------------------------------------------------------------------------------

 LIABILITIES:

  Payables:
  Investment securities purchased                                    2,662,464
  Fund shares repurchased                                               18,924
  Amounts owed to affiliates                                            41,312
  Accrued expenses and other liabilities                               175,000
 ------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                  2,897,700
 ------------------------------------------------------------------------------

 NET ASSETS:

  Paid-in capital                                                   37,805,183
  Accumulated undistributed net
  investment income                                                     19,872
  Accumulated undistributed net realized
  loss on investment transactions                                       (8,792)
  Accumulated net realized foreign
  currency loss                                                        (13,662)
  Net unrealized loss on investments                                  (289,186)
  Net unrealized loss on translation of
  assets and liabilities denominated in
  foreign currencies                                                  (574,377)
 ------------------------------------------------------------------------------
  NET ASSETS                                                       $36,939,038
 ------------------------------------------------------------------------------
                                             CLASS A       CLASS B     CLASS C
 ------------------------------------------------------------------------------
  Total shares of beneficial interest
  outstanding, $.001 par value (unlimited
  shares authorized)                       1,824,207         6,579       7,520
  Net asset and Class A redemption value
  per share(a)                                 $9.69         $9.69       $9.70
  Maximum public offering price per share
  (Class A NAV X 1.0582)                      $10.25         $9.69       $9.70
 ------------------------------------------------------------------------------
                                                     INSTITUTIONAL     SERVICE
 ------------------------------------------------------------------------------
  Total shares of beneficial interest
  outstanding, $.001 par value (unlimited
  shares authorized)                                     1,971,850         160
  Net asset value, offering and
  redemption price per share                                 $9.70       $9.69
 ------------------------------------------------------------------------------

 (a) At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.     9

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Statement of Operations
For the Period Ended January 31, 1998(a)

  INVESTMENT INCOME:
  Dividends(b)                                                     $  10,077
  Interest                                                            55,754
 ----------------------------------------------------------------------------
  TOTAL INCOME                                                        65,831
 ----------------------------------------------------------------------------
  EXPENSES:
  Management fees                                                     34,840
  Distribution fees                                                    3,447
  Authorized dealer service fees                                       3,404
  Transfer agent fees                                                  2,524
  Custodian fees                                                       9,468
  Professional fees                                                   32,973
  Registration fees                                                   57,535
  Printing fees                                                       15,000
  Amortization of deferred organization expenses                       1,315
  Trustee fees                                                           158
  Other                                                                  923
 ----------------------------------------------------------------------------
  TOTAL EXPENSES                                                     161,587
 ----------------------------------------------------------------------------
  Less -- expenses reimbursed and fees waived by Goldman Sachs      (115,628)
 ----------------------------------------------------------------------------
  NET EXPENSES                                                        45,959
 ----------------------------------------------------------------------------
  NET INVESTMENT INCOME                                               19,872
 ----------------------------------------------------------------------------
  REALIZED AND UNREALIZED LOSS ON INVESTMENT AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net realized loss from:
  Investment transactions                                             (8,792)
  Foreign currency related transactions                              (13,662)
  Net change in unrealized loss on:
  Investments                                                       (289,186)
  Translation of assets and liabilities denominated in foreign
  currencies                                                        (574,377)
 ----------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED LOSS ON INVESTMENT AND FOREIGN
  CURRENCY TRANSACTIONS                                             (886,017)
 ----------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $(866,145)
 ----------------------------------------------------------------------------

 (a) The Fund commenced operations on December 15, 1997.
 (b) Taxes withheld on dividends were $374.

10  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Statement of Changes in Net Assets

                                                                      FOR THE
                                                                 PERIOD ENDED
                                                          JANUARY 31, 1998(A)
  FROM OPERATIONS:
  Net investment income                                           $    19,872
  Net realized loss on investment transactions                         (8,792)
  Net realized loss on currency related transactions                  (13,662)
  Net change in unrealized loss on investments                       (289,186)
  Net change in unrealized loss on translation of assets
  and liabilities denominated in foreign currencies                  (574,377)
 -----------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               (866,145)
 -----------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Net proceeds from sales of shares                                37,824,117
  Cost of shares repurchased                                          (18,934)
 -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM SHARE
  TRANSACTIONS                                                     37,805,183
 -----------------------------------------------------------------------------
  TOTAL INCREASE                                                   36,939,038
 -----------------------------------------------------------------------------
  NET ASSETS:
  Beginning of period                                                     --
 -----------------------------------------------------------------------------
  End of period                                                   $36,939,038
 -----------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                 $    19,872
 -----------------------------------------------------------------------------

 (a) The Fund commenced operations on December 15, 1997.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.    11

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Notes to Financial Statements (continued)
January 31, 1998
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust"), a Delaware business trust, includes the Goldman Sachs Emerging Markets Equity Fund (the "Fund"). The Trust is regis-tered under the Investment Company Act of 1940, as amended, as an open-end management investment company. At January 31, 1998, the Fund offered five classes of shares--Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded on the valuation date. If there are no sales on the valuation day, securities are valued at the last sale price on valuation date, or if no sale occurs at the mean between the closing bid and asked price, or if closing bid and asked price are not available at the exchange defined close price. If the relevant exchange or system has not closed by the above-mentioned time for determining the Fund's NAV, the securities will be valued at the last sale price on valu-ation date or, if no sale occurs at the mean between the bid and asked prices at the time the NAV is determined. Unlisted equity and debt securities for which market quotations are available are valued at the mean between the most recent bid and asked prices. Debt securities are valued at prices supplied by an independent pricing service, which reflect broker / dealer-supplied valua-tions and matrix pricing systems. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quotations are not readily available, are valued at fair value using methods approved by the Board of Trustees of the Trust.
   Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks in-clude revaluation of currencies, high rates of inflation, repatriation re-strictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liq-uid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

 B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are recorded on the trade date. Realized gains and losses on sales of invest-ments are calculated on the identified-cost basis. Dividend income is re-corded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is determined on the basis of interest accrued, premium amortized and discount earned.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

 C. FOREIGN CURRENCY TRANSLATIONS -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies and investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and for-ward exchange contracts; and (iii) gains and losses from the difference be-tween amounts of dividends and interest recorded and the amounts actually received.

 D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Fund is authorized to enter into forward foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's fi-nancial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extin-guished by delivery of the currency. Risks may arise upon entering these con-tracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 E. SHORT SECURITIES POSITIONS -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked to market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the cash received is re-ported as unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 F. FEDERAL TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net invest-ment income or net realized gain on investment transactions, or from capital, depending on the type of book/tax differences that may exist as well as tim-ing differences associated with having different book and tax year ends.

 G. DEFERRED ORGANIZATION EXPENSES -- Organization-related costs are amortized on a straight-line basis over a period of five years.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Notes to Financial Statements (continued)
January 31, 1998

 H. EXPENSES -- Expenses incurred by the Trust which do not specifically re-late to an individual fund of the Trust are allocated to the funds based on each Fund's relative average net assets for the period.
   Class A, Class B and Class C shares bear all expenses and fees relating to the distribution and authorized dealer service plans as well as other ex-penses which are directly attributable to such shares. Each class of Shares separately bears their respective class-specific transfer agency fees. Serv-ice shares separately bear a service class fee payable monthly, at an annual rate equal to .50% of the average daily net assets of the service class.

 I. OPTION ACCOUNTING PRINCIPLES -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 J. FUTURES CONTRACTS -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices or to seek to increase total return.
   Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial mar-gin" requirement of the respective futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund dai-ly, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures con-tract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

 3. AGREEMENTS

 Goldman Sachs Asset Management International ("GSAM International"), an af-filiate of Goldman, Sachs & Co. ("Goldman Sachs"), acts as investment adviser pursuant to an Investment Management Agreement (the "Agreement"). Under the Agreement, GSAM International, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses re-lated thereto and administering the Fund's business affairs, including pro-viding facilities, GSAM International is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.20% of the average daily net assets of the Fund. For the period ended January 31, 1998, GSAM Interna-tional has voluntarily agreed to waive approximately $3,000 of its Management Fee. GSAM International may discontinue or modify this waiver in the future at its discretion.
   Goldman Sachs has voluntarily agreed to reduce or limit certain "Other Ex-penses" for the Fund (excluding management, service, distribution and autho-rized dealer service fees and litigation and indemnification costs, taxes, interest, brokerage commissions, transfer agent fees and extraordinary ex-penses) until further notice to the extent such expenses exceed .16% of the average daily net assets of the Fund. For the period ended January 31, 1998, Goldman Sachs has reimbursed approximately $113,000. At January 31, 1998, ap-proximately $72,000 is owed to the Fund.
   Goldman Sachs serves as the Distributor of shares of the Fund pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charge and has advised the Trust that it has retained approximately $107,000 during the pe-riod ended January 31, 1998.
   The Trust has adopted Distribution Plans (the "Distribution Plans") pursu-ant to Rule 12b-1. Under the Distribution Plans, Goldman Sachs is entitled to a quarterly fee from the Fund for distribution services equal, on an annual basis, to .25%, .75% and .75% of the Fund's average daily net assets attrib-utable to Class A, Class B and Class C shares, respectively.
   The Fund has adopted Authorized Dealer Service Plans (the "Service Plans") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. The Fund pays a fee un-der its Service Plan equal, on an annual basis, to .25% of its average daily net assets attributable to Class A, Class B and Class C shares. Goldman Sachs also serves as the Transfer Agent of the Fund for a fee.
   At January 31, 1998, the Fund owed approximately $32,000, $3,000, $3,000 and $2,500 for Management, Distribution, Authorized Dealer Service and Trans-fer Agent fees, respectively.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Notes to Financial Statements (continued)
January 31, 1998

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures) for the period ended January 31, 1998, were $31,005,666 and $688,626, respectively.
   For the period ended January 31, 1998, Goldman Sachs earned approximately $6,000 of brokerage commissions from portfolio transactions.

 5. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Fund participates in a $50,000,000 com-mitted, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restric-tive arrangement, the Fund must own securities having a market value in ex-cess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the period ended January 31, 1998, the Fund did not have any borrowings under these facilities.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

 6. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the period ended January 31, 1998 are as follows:

                                              PERIOD ENDED JANUARY 31, 1998
                                                    -------------------------
                                                     SHARES          DOLLARS
 ----------------------------------------------------------------------------
 CLASS A SHARES
 Shares sold                                      1,824,207  $    17,866,344
 Reinvestment of dividends and distributions             --               --
 Shares repurchased                                      --               --
                                                    -------------------------
                                                  1,824,207       17,866,344
 ----------------------------------------------------------------------------
 CLASS B SHARES
 Shares sold                                          6,579           64,645
 Reinvestment of dividends and distributions             --               --
 Shares repurchased                                      --               --
                                                    -------------------------
                                                      6,579           64,645
 ----------------------------------------------------------------------------
 CLASS C SHARES
 Shares sold                                          7,520           72,494
 Reinvestment of dividends and distributions             --               --
 Shares repurchased                                      --               --
                                                    -------------------------
                                                      7,520           72,494
 ----------------------------------------------------------------------------
 INSTITUTIONAL SHARES
 Shares sold                                      1,973,802       19,819,033
 Reinvestment of dividends and distributions             --               --
 Shares repurchased                                  (1,952)         (18,934)
                                                    -------------------------
                                                  1,971,850       19,800,099
 ----------------------------------------------------------------------------
 SERVICE SHARES
 Shares sold                                            160            1,601
 Reinvestment of dividends and distributions             --               --
 Shares repurchased                                      --               --
                                                    -------------------------
                                                        160            1,601
 ----------------------------------------------------------------------------
 NET INCREASE                                     3,810,316  $    37,805,183
 ----------------------------------------------------------------------------

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout The Period

                                             INCOME FROM
                                       INVESTMENT OPERATIONS(E)             DISTRIBUTIONS TO SHAREHOLDERS
                              ------------------------------------------ -----------------------------------
                                                          NET REALIZED                FROM NET
                    NET ASSET             NET REALIZED   AND UNREALIZED             REALIZED GAIN IN EXCESS
                     VALUE,      NET     AND UNREALIZED LOSS ON FOREIGN   FROM NET  ON INVESTMENT   OF NET   NET DECREASE
                    BEGINNING INVESTMENT GAIN (LOSS) ON CURRENCY RELATED INVESTMENT  AND OPTIONS  INVESTMENT IN NET ASSET
                    OF PERIOD   INCOME    INVESTMENTS     TRANSACTIONS     INCOME   TRANSACTIONS    INCOME      VALUE
 FOR THE PERIOD ENDED JANUARY 31, 1998
  1998 - Class A
  Shares(b)          $10.00      $ --        $(0.11)         $(0.20)         --           --          --        $(0.31)
  1998 - Class B
  Shares(b)           10.00        --         (0.11)          (0.20)         --           --          --         (0.31)
  1998 - Class C
  Shares(b)           10.00        --         (0.10)          (0.20)         --           --          --         (0.30)
  1998 - Institu-
  tional Shares(b)    10.00      0.01         (0.11)          (0.20)         --           --          --         (0.30)
  1998 - Service
  Shares(b)           10.00        --         (0.11)          (0.20)         --           --          --         (0.31)
 ------------------------------------------------------------------------------------------------------------------------

 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Class A, Class B, Class C, Institutional and Service share activity commenced on December 15, 1997.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the balancing effect of calculating per share amounts.

18  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

                                                                                         RATIOS ASSUMING NO VOLUNTARY WAIVER
                                                                                            OF FEES OR EXPENSE LIMITATIONS
                                                                         RATIO OF        -----------------------------------
                                              NET ASSETS   RATIO OF   NET INVESTMENT         RATIO OF
NET ASSET                PORTFOLIO  AVERAGE   AT END OF  NET EXPENSES INCOME (LOSS)         EXPENSES TO       RATIO OF NET
VALUE, END    TOTAL      TURNOVER  COMMISSION   PERIOD    TO AVERAGE    TO AVERAGE          AVERAGE NET    INVESTMENT LOSS TO
OF PERIOD   RETURN(A)      RATE       RATE    (IN 000S)   NET ASSETS    NET ASSETS            ASSETS       AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
  $9.69       (3.10)%(d)   3.35%    $0.0005    $17,681       1.90%(c)      0.55%(c)           5.88%(c)          (3.43)%(c)
   9.69       (3.10)(d)    3.35      0.0005         64       2.41(c)       0.05(c)            6.39(c)           (3.93)(c)
   9.70       (3.00)(d)    3.35      0.0005         73       2.48(c)      (0.27)(c)           6.46(c)           (4.25)(c)
   9.70       (3.00)(d)    3.35      0.0005     19,120       1.30(c)       0.80(c)            5.28(c)           (3.18)(c)
   9.69       (3.10)(d)    3.35      0.0005          2       2.72(c)      (0.05)(c)           6.70(c)           (4.03)(c)
------------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees of Goldman Sachs Trust--Emerging Markets Equity Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs Emerging Markets Equity Fund, one of the portfolios constitut-ing Goldman Sachs Trust--Equity Funds (a Delaware Business Trust), including the statement of investments, as of January 31, 1998, and the related state-ment of operations and the statement of changes in net assets and the finan-cial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that plan and perform the audit to obtain rea-sonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of January 31, 1998 by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Emerging Markets Equity Fund as of January 31, 1998, the results of its operations and the changes in its net assets and the fi-nancial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 March 12, 1998

                                                      GOLDMAN SACHS FUND PROFILE


Goldman Sachs Emerging Markets Equity Fund



THE GOLDMAN
SACHS ADVANTAGE

When you invest in the Goldman Sachs Emerging Markets Equity Fund, you can capitalize on Goldman Sachs' history of excellence while benefiting from the firm's leadership in three areas:


1
Global Resources
With more than 10,600 professionals based in 35 offices in 19 countries throughout the Americas, Europe and Asia, Goldman Sachs possesses first-hand knowledge of the world's markets and economies.


2
Fundamental Research
Goldman Sachs is recognized by the managements of corporations worldwide as a leader in investment research. As a result, we obtain face-to-face meetings with managers on a timely, regular basis.


3
Risk Management
Goldman, Sachs & Co. excels in understanding, monitoring and managing investment risk -- a process that is integrated into all Goldman Sachs investment products.


     An Investment Idea for the Long Term

     History has shown that a long-term plan that includes stocks of emerging market countries is more likely to provide greater returns and reduce overall portfolio volatility over time than a portfolio that invests only in U.S.-based stocks.

     Goldman Sachs Emerging Markets Equity Fund offers investors access to the benefits associated with emerging market investing. The Fund seeks long-term capital appreciation, primarily through equity securities of emerging country issuers.


     Target Your Needs

     The Goldman Sachs Emerging Markets Equity Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without an additional charge. (Please note: in general, greater returns are associated with greater risk.)


     ---------------------------------------------------------------------------
     Goldman Sachs International Equity Funds


                              [Fund Risk/Return]
Higher                        Asian Growth Fund
Risk/Return
                              EMERGING MARKETS EQUITY FUND

                              International Equity Fund
Lower
Risk/Return                   CORE International Equity Fund




     For More Information

     To learn more about the Goldman Sachs Emerging Markets Equity Fund and other Goldman Sachs Funds, call your investment professional today.

================================================================================
GOLDMAN SACHS ASSET MANAGEMENT
ONE NEW YORK PLAZA, 42ND FLOOR, NEW YORK, NEW YORK 10004
================================================================================


TRUSTEES

Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard B. Strubel

OFFICERS

Douglas C. Grip, President
James A. Fitzpatrick, Vice President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

Investment Adviser

GOLDMAN SACHS INTERNATIONAL
Peterborough Court, 133 Fleet Street
London EC4A 2BB, England


This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman, Sachs & Co., distributor of the Fund, is not a bank, and Fund shares distributed by it are neither bank deposits nor obligations of, nor endorsed, nor guaranteed by any bank or other insured depository institution, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the Fund involves risks, including possible loss of the principal amount invested.

The Fund's foreign investments and active management techniques are subject to risks in addition to those customarily associated with investing in dollar-denominated securities of U.S. issuers. In particular, the securities markets of emerging countries in which the Fund may invest without limit are less liquid, subject to greater price volatility, have smaller market capitalizations, have problems with share registration and custody, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.


(C)Copyright 1998 Goldman, Sachs & Co.   All rights reserved.
Date of first use: March 31, 1998                             EMEAR / 30K / 3-98